UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported):                   October 24, 2007

COLLECTORS UNIVERSE, INC.
____________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 567-1234

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On October 24, 2007, the Compensation Committee of the Board of Directors of Collectors Universe, Inc. (the “Company”) approved and, pursuant to that approval, the Company and Michael R. Haynes, its Chief Executive Officer, entered into, an Employment Agreement Amendment which extends the term of his Employment Agreement to December 31, 2008.  No other modifications were made to Mr. Haynes’ Employment Agreement.  The foregoing description of the Employment Agreement Amendment is qualified by reference to that Amendment, a copy of which attached as Exhibit 10.1 to, and incorporated by this reference into, this Report.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description of Exhibit

10.1	Employment Agreement Amendment dated as of October 24, 2007 extending the term of the Company’s Employment Agreement with Michael R. Haynes

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: October 25, 2007	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Agreement Amendment dated as of October 24, 2007 extending the term of the Company’s Employment Agreement with Michael R. Haynes

        E-1